EXHIBIT 4.1
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                            CANANDAIGUA BRANDS, INC.,

                                   as ISSUER,

                           the Guarantors named herein

                                       and

                              THE BANK OF NEW YORK,

                                   as TRUSTEE

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                          Supplemental Indenture No. 5

                         Dated as of September 14, 2000

                              ---------------------

                               (pound)300,000,000

                      8 1/2% Series C Senior Notes due 2009


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     SUPPLEMENTAL  INDENTURE NO. 5, dated as of September  14, 2000 (the "Fifth
Supplemental Indenture"), by and among CANANDAIGUA BRANDS, INC., a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company"), the guarantors named herein and from time to time parties hereto, and THE BANK OF NEW YORK, a New York banking corporation, as Trustee (herein called the "Trustee").

                             RECITALS OF THE COMPANY

     WHEREAS, the Company has heretofore delivered to the Trustee an Indenture, dated as of February 25, 1999 (the "Base Indenture"), a form of which has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, as an exhibit to the Company's Registration Statement on Form S-3 (Registration No. 333-91587), as supplemented by Supplemental Indenture No. 3 thereto, dated as of August 6, 1999, and Supplemental Indenture No. 4 thereto, dated as of May 15, 2000 (the "Fourth Supplemental Indenture"), among the Company, certain of the Guarantors and the Trustee, providing for the issuance from time to time of debt securities of the Company;

     WHEREAS, Section 8.01 of the Fourth Supplemental Indenture provides that the Supplemental Indenture may be amended without the consent of the holders of the Company's 8 1/2% Series C Senior Notes due 2009 (the "Notes") in order to make provisions with respect to matters arising under the Fourth Supplemental Indenture provided that such provisions shall not adversely affect the interests of the holders of the Notes; and

     WHEREAS, the Company and the Trustee desire to amend the Fourth Supplemental Indenture to provide that Notes may be issued to holders who tender their Series B Senior Notes in an exchange offer exempt from registration under the Securities Act of 1933, as amended;

     NOW, THEREFORE, in consideration of the above premises, each of the parties hereto agrees, for the benefit of the others and for the equal and proportionate benefit of the holders of the Notes, as follows:

                                    ARTICLE I

                                 THE AMENDMENTS

     SECTION 1.01.  AMENDMENT OF DEFINITION OF "EXEMPT EXCHANGE OFFER".  Section
1.02 of the Fourth Supplemental Indenture is hereby amended by adding the following definition:

     "Exempt Exchange Offer" means an exchange offer issuing Notes for the Company's outstanding Series B Senior Notes that is exempt from the registration requirements of the Securities Act in accordance with Section 3(a)(9) of the Securities Act.


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     SECTION 1.02.  AMENDMENT OF DEFINITION OF "ADDITIONAL NOTES".  Section 1.02
of the Fourth Supplemental Indenture is hereby amended by deleting the existing definition of "Additional Notes" and replacing such definition with the following:

     "Additional Notes" means, subject to the Company's compliance with Section 4.10, 8 1/2% Series C Senior Notes due 2009, issued from time to time after May 15, 2000 under the terms of this Supplemental Indenture and the Indenture, including, without limitation, any Notes issued in an exchange offer registered under the Securities Act for the Series B Senior Notes or in an Exempt Exchange Offer (other than Notes issued pursuant to Sections 2.07, 2.08, 2.11, 3.06 and
4.16 of this Supplemental Indenture or Section 12.5 of the Indenture).

     SECTION 1.03.  AMENDMENT OF SECTION 2.01.  Section  2.01  of   the   Fourth
Supplemental  Indenture  is amended by deleting  the first  paragraph of Section
2.01 and replacing such paragraph with the following:

          (a) GLOBAL NOTES. Notes issued and sold pursuant to an effective registration statement under the Securities Act, issued pursuant to an effective exchange offer registration statement under the Securities Act for the Company's outstanding Series B Senior Notes or an Exempt Exchange Offer, or issued in accordance with Section 2.07(b)(iii) and 2.07(e), shall be issued in the form of Unrestricted Global Notes and deposited with Citibank N.A., London, as custodian (in such capacity, the "Custodian") on behalf of DTC or with Citibank N.A., London, as common depositary (in such capacity, the "Common Depositary") on behalf of Euroclear and Clearstream, as the case may be. Notes offered and sold to Qualified Institutional Buyers in reliance on Rule 144A shall be issued initially in the form of a 144A Global Note, which shall be duly executed by the Company and authenticated by the Trustee as hereinafter provided and deposited with the Custodian on behalf of DTC. Notes offer and sold in reliance on Regulation S shall be issued initially in the form of a Regulation S Global Note, which shall be duly executed by the Company and authenticated by the Trustee as hereinafter provided and deposited with the Common Depositary on behalf of Euroclear and Clearstream. The issuance of Unrestricted Global Notes in connection with an Exempt Exchange Offer is subject to the condition that the Company deliver to the Trustee an Opinion of Counsel to the effect that no registration of such Notes is required under the Securities Act and that such Notes are not Restricted Securities and are not required to bear the Private Placement Legend.

                                   ARTICLE II

                            MISCELLANEOUS PROVISIONS

     SECTION 2.01. DEFINITIONS. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings assigned thereto in the Fourth Supplemental Indenture.

     SECTION 2.02. CONCERNING THE TRUSTEE. The recitals contained herein and in the Notes, except with respect to the Trustee's certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for the correctness thereof. The Trustee makes no representations as to the validity or sufficiency of this Fifth Supplemental Indenture or of the Notes.

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     SECTION 2.03. COUNTERPARTS.  This  Fifth  Supplemental  Indenture   may  be
executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

     SECTION 2.04. GOVERNING LAW. This Fifth Supplemental Indenture shall be governed by, and construed in accordance with, the laws of the State of New York.

     SECTION 2.05. EFFECTIVENESS AND EFFECT. This Fifth Supplemental Indenture shall take effect on the date hereof. The provisions set forth in this Fifth Supplemental Indenture shall be deemed to be, and shall be construed as, part of the Indenture. All references to the Indenture in the Indenture or in any other agreement, document, or instrument delivered in connection therewith or pursuant thereto shall be deemed to refer to the Indenture as amended by this Fifth Supplemental Indenture. Except as supplemented hereby, the Indenture and the Notes and Guarantees issued pursuant thereto are in all respects ratified and confirmed and all the terms and provisions thereof shall remain in full force and effect.


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     IN WITNESS  WHEREOF,  the  parties  have  caused  this  Fifth  Supplemental
Indenture to be duly executed all as of the date and year first written above.


                                         CANANDAIGUA BRANDS, INC.

                                         By:/s/ Thomas S. Summer
                                            ---------------------------------
                                            Name:  Thomas S. Summer
                                            Title: Executive Vice President
                                                   and Chief Financial Officer


                                         BATAVIA WINE CELLARS, INC.

                                         By:/s/ Thomas S. Summer
                                            ---------------------------------
                                            Name:  Thomas S. Summer
                                            Title: Treasurer


                                         BARTON INCORPORATED

                                         By:/s/ Thomas S. Summer
                                            ---------------------------------
                                            Name:  Thomas S. Summer
                                            Title: Vice President


                                         BARTON BRANDS, LTD.

                                         By:/s/ Thomas S. Summer
                                            ---------------------------------
                                            Name:  Thomas S. Summer
                                            Title: Vice President


                                         BARTON BEERS, LTD.

                                         By:/s/ Thomas S. Summer
                                            ---------------------------------
                                            Name:  Thomas S. Summer
                                            Title: Vice President

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                                         BARTON BRANDS OF CALIFORNIA, INC.

                                         By:/s/ Thomas S. Summer
                                            ---------------------------------
                                            Name:  Thomas S. Summer
                                            Title: Vice President


                                         BARTON BRANDS OF GEORGIA, INC.

                                         By:/s/ Thomas S. Summer
                                            ---------------------------------
                                            Name:  Thomas S. Summer
                                            Title: Vice President


                                         BARTON DISTILLERS IMPORT CORP.

                                         By:/s/ Thomas S. Summer
                                            ---------------------------------
                                            Name:  Thomas S. Summer
                                            Title: Vice President


                                         BARTON FINANCIAL CORPORATION

                                         By:/s/ Thomas S. Summer
                                            ---------------------------------
                                            Name:  Thomas S. Summer
                                            Title: Vice President


                                         STEVENS POINT BEVERAGE CO.

                                         By:/s/ Thomas S. Summer
                                            ---------------------------------
                                            Name:  Thomas S. Summer
                                            Title: Vice President


                                         CANANDAIGUA LIMITED

                                         By:/s/ Thomas S. Summer
                                            ---------------------------------
                                            Name:  Thomas S. Summer
                                            Title: Finance Director

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                                         MONARCH IMPORT COMPANY

                                         By:/s/ Thomas S. Summer
                                            ---------------------------------
                                            Name:  Thomas S. Summer
                                            Title: Vice President


                                         CANANDAIGUA WINE COMPANY, INC.

                                         By:/s/ Thomas S. Summer
                                            ---------------------------------
                                            Name:  Thomas S. Summer
                                            Title: Treasurer


                                         CANANDAIGUA EUROPE LIMITED

                                         By:/s/ Thomas S. Summer
                                            ---------------------------------
                                            Name:  Thomas S. Summer
                                            Title: Treasurer


                                         ROBERTS TRADING CORP.

                                         By:/s/ Thomas S. Summer
                                            ---------------------------------
                                            Name:  Thomas S. Summer
                                            Title: President and Treasurer


                                         POLYPHENOLICS, INC.

                                         By:/s/ Thomas S. Summer
                                            ---------------------------------
                                            Name:  Thomas S. Summer
                                            Title: Vice President and Treasurer


                                         FRANCISCAN VINEYARDS, INC.

                                         By:/s/ Thomas S. Summer
                                            ---------------------------------
                                            Name:  Thomas S. Summer
                                            Title: Vice President and Treasurer

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                                         ALLBERRY, INC.

                                         By:/s/ Thomas S. Summer
                                            ---------------------------------
                                            Name:  Thomas S. Summer
                                            Title: Vice President and Treasurer


                                         CLOUD PEAK CORPORATION

                                         By:/s/ Thomas S. Summer
                                            ---------------------------------
                                            Name:  Thomas S. Summer
                                            Title: Vice President and Treasurer


                                         M.J. LEWIS CORP.

                                         By:/s/ Thomas S. Summer
                                            ---------------------------------
                                            Name:  Thomas S. Summer
                                            Title: Vice President and Treasurer


                                         MT. VEEDER CORPORATION

                                         By:/s/ Thomas S. Summer
                                            ---------------------------------
                                            Name:  Thomas S. Summer
                                            Title: Vice President and Treasurer


                                         CANANDAIGUA B.V.

                                         By:/s/ Thomas S. Summer
                                            ---------------------------------
                                            Name:  Thomas S. Summer
                                            Title: Authorized Representative


                                         BARTON CANADA, LTD.

                                         By:/s/ Thomas S. Summer
                                            ---------------------------------
                                            Name:  Thomas S. Summer
                                            Title: Vice President

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                                         THE BANK OF NEW YORK,
                                           as Trustee

                                         By:/s/ Stephen J. Guirlando
                                            ---------------------------------
                                            Name:  Stephen J. Guirlando
                                            Title: Vice President